SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 21, 2005

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                        GENCO SHIPPING & TRADING LIMITED
             (Exact name of registrant as specified in its charter)

Republic of the Marshall Islands          000-28506              98-043-9758
 (State or other jurisdiction     (Commission file number)    (I.R.S. employer
of incorporation or organization)                            identification no.)


           299 Park Avenue
              20th Floor                                       10171
(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (646) 443-8550


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
--------------------------------------------------------------------------------

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement

On December 21, 2005, the Board of Directors of Genco Shipping & Trading Limited (the "Company"), on the recommendation of its Compensation Committee, approved grants of restricted shares of the Company's common stock to the Company's two executive officers and to ten other employees as performance compensation for 2005. Robert Gerald Buchanan, President of the Company, and John C. Wobensmith were granted 10,000 and 15,000 shares of restricted stock, respectively. The restrictions applicable to the shares granted to Messrs. Buchanan and Wobensmith will lapse ratably in 25% increments on the first four anniversaries of November 15, 2005. The restrictions applicable to the shares granted to these two executives will also lapse with respect to a pro rata percentage of the shares upon their death or disability or termination without cause between two vesting dates, and will lapse in full upon the occurrence of a Change of Control (as defined in the Company's 2005 Equity Incentive Plan). An aggregate of 30,600 shares of restricted stock were granted to ten employees of the Company other than Messrs. Buchanan and Wobensmith. The restrictions applicable to the shares granted to these employees will lapse with respect to 25% of the shares on each of the first four anniversaries of November 15, 2005. The restrictions applicable to the shares granted to these employees will also lapse with respect to a pro rata percentage of the shares upon their death or disability between two vesting dates, and will lapse in full upon the occurrence of a Change of Control. All of the foregoing recipients of restricted share grants will receive dividends thereon, subject to possible repayment of dividends on shares subject to forfeiture under the Company's 2005 Equity Incentive Plan, as described below.

In addition to the foregoing restricted stock grants, the Company's Board of Directors approved performance-based cash compensation for the Company's executive officers as performance compensation for 2005. Messrs. Buchanan and Wobensmith received $150,000 and $375,000, respectively.

Also on December 21, 2005, the Board of Directors of the Company approved an amendment and restatement of its 2005 Equity Incentive Plan. The amendment provides the Board of Directors and its Compensation Committee with discretion to determine whether dividends paid on unvested restricted shares granted on or after December 21, 2005 are to be forfeited if the shares themselves are subject to forfeiture. The foregoing description is qualified by reference to the full text of the 2005 Equity Incentive Plan which is filed as an exhibit to this report on Form 8-K and is incorporated by reference in its entirety.



ITEM 9.     Financial Statements and Exhibits
            ---------------------------------
(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      10.1 Genco Shipping & Trading Limited 2005 Equity Incentive Plan (as amended and restated effective December 21,
                        2005)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENCO SHIPPING & TRADING LIMITED

                              DATE: December 22, 2005

                              /s/ John C. Wobensmith
                              ----------------------------------------------
                              John C. Wobensmith
                              Chief Financial Officer, Secretary and
                              Treasurer (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX
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Exhibit Number     Description
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10.1               Genco Shipping & Trading Limited 2005 Equity Incentive Plan
                   (as amended and restated effective December 21, 2005)






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